Exhibit 4
                             NUMBER       SHARES



                        BBC GRAPHICS OF PALM BEACH, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                               CUSIP 05527M 10 4
                                  COMMON STOCK



THIS CERTIFIES THAT:




is owner of

                  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF ------ BBC GRAPHICS OF PALM BEACH, INC. ------transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Florida, and to the Articles of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                                               COUNTERSIGNED:

                                           OLDE MONMOUTH STOCK TRANSFER CO, INC.
                                                             77 MEMORIAL PARKWAY
                                                    ATLANTIC HIGHLANDS, NJ 07716
                                                                  TRANSFER AGENT

                                                                             BY:
                                                            AUTHORIZED SIGNATURE

                                     [SEAL]

----------------------                                   -----------------------
SECRETARY                                                     PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - .... Custodian .....
TEN ENT - as tenants by the entireties                (Cust)           (Minor)

JT TEN -  as joint tenants with the right of      under Uniform Gifts to Minors
          survivorship and not as tenants         Act ..........................
          in common                                            (State)

Additional abbreviations may also be used though not in the above list.


     For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      --------------------------------------------------------



                                                     NOTICE: THE SIGNATURE TO
                                                     THIS ASSIGNMENT MUST
                                                     CORRESPOND WITH THE NAME AS
                                                     WRITTEN UPON THE FACE OF
                                                     THE CERTIFICATE IN EVERY
                                                     PARTICULAR, WITHOUT
                                                     ALTERATION OR ENLARGEMENT
                                                     OR ANY CHANGE WHATSOEVER.


THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.